UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 9, 2006 (May 5, 2006)

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

 772 Graniteville Road, Graniteville Vermont   05654
    (Address of principal executive offices)    (Zip Code)

 (802) 476-3121
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ROCK OF AGES CORPORATION

FORM 8-K

Item 2.02	Results of Operations and Financial Condition

The following information is being furnished by Rock of Ages as required by this Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On May 9, 2006, Rock of Ages issued a press release regarding its results of operations for the quarter ended April 1, 2006. A copy of the press release is furnished (not filed) as Exhibit 99.1 to this report.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 5, 2006, Rick Wrabel, President and Chief Operating Officer of the Memorials Division, resigned from employment with the Company to pursue other interests.

On May 5, 2006, the Company appointed Richard Urbach, formerly Regional Vice President/Western Region, President and Chief Operating Officer of the Retail Division. He will hold this office until the next annual meeting of directors, or until his successor shall have been duly appointed and qualified. Mr. Urbach, age 37, is a 17 year veteran of the retail memorial industry. He joined the Company in November 1999, when the Company purchased the retail operations in the Pittsburgh, Pennsylvania area from Mr. Urbach and his wife. He managed sales and operations at the Company's retail stores in Pittsburgh from November 1999 to November 2001. From November 2001 to December 2002, he managed sales and operations for the Company's Pittsburgh and Southeast Ohio retail operations. From December 2002 to September 2004, he was Retail Operations Manager of the Ohio region, which included the Company's Northeast Ohio, Southeast Ohio, Maumee Valley, and Pittsburgh operations. From September 2004 to May 2006, Mr. Urbach was Regional Vice President/Western Region, with responsibility for managing retail sales and operations. The Western Region comprises the Iowa, Watertown, Wisconsin, Northeast Ohio and Maumee Valley retail hubs.

Item 8.01	Other Events

On May 9, 2006, the Company issued a press release announcing the appointment of Richard Urbach as President and Chief Operating Officer of the Retail Division, and the resignation of Rick Wrabel as President and Chief Operating Officer of the Memorials Division. The Company also announced the resignation of three other non-executive officers in the Memorials Division. A copy of the press release is attached as Exhibit 99.2.
Item 9.01	Financial Statements and Exhibits

	Exhibit Number	Description

	99.1	Press Release dated May 9, 2006.

	99.2	Press Release dated May 9, 2006

 ROCK OF AGES CORPORATION

FORM 8-K

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK OF AGES CORPORATION

Dated: May 9,2006	By: /s/Michael B. Tule Michael B. Tule Senior Vice President/General Counsel

 Exhibit Index

Number	Description

99.1	Press Release dated May 9, 2006

99.2	Press Release dated May 9, 2006